                                                                                                     Exhibit 32.1

                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Tropical Sportswear Int'l Corporation (the "Company") for
the  quarter  ended  June 28, 2003  as  filed  with  the  Securities  and  Exchange Commission on the date hereof
(the "Report"),  I,  Christopher B. Munday,  Chief Executive Officer  of  the Company, certify, to the best of my knowledge,  pursuant to 18 U.S.C.ss.1350,  as adopted pursuant  to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
                  Exchange Act of 1934; and

         (2)      The information  contained  in  the  Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Christopher B. Munday
                                                     Christopher B. Munday
                                                     Chief Executive Officer
August 4, 2003

* A signed original of this written statement required by Section 906 has been provided to Tropical Sportswear
Int'l Corporation and will be retained by Tropical Sportswear Int'l Corporation and furnished to the Securities and Exchange Commission or its staff upon request.